PIMCO ETF Trust

Supplement dated August 15, 2014 to the

Actively-Managed Exchange-Traded Funds Prospectus and the Index Exchange-Traded Funds

Prospectus, each dated October 31, 2013, each as supplemented from time to time (the “Prospectuses”); and the Statement of Additional Information, dated October 31, 2013, as supplemented from time to time (the “SAI”)

Disclosure relating to the Australia Bond Index Exchange-Traded Fund, the PIMCO Build America

Bond Exchange-Traded Fund, the PIMCO Canada Bond Index Exchange-Traded Fund and the

PIMCO Germany Bond Index Exchange-Traded Fund

The Board of Trustees of PIMCO ETF Trust (the “Trust”) has approved a Plan of Liquidation for each of the Australia Bond Index Exchange-Traded Fund, the PIMCO Build America Bond Exchange-Traded Fund, the PIMCO Canada Bond Index Exchange-Traded Fund and the PIMCO Germany Bond Index Exchange-Traded Fund (each, a “Fund” and collectively, the “Funds”) pursuant to which each Fund will be liquidated (each, a “Liquidation” and collectively, the “Liquidations”) on or about October 1, 2014 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales and Trading. Effective upon the close of business on September 26, 2014, each Fund will no longer accept orders for the purchase of Creation Units. It is expected that September 26, 2014 will be each Fund’s last full day of trading on NYSE Arca, Inc. (“NYSE Arca”).

Beginning when a Fund commences liquidation of its portfolio, the Fund may not pursue its investment objective or engage in normal business activities, except for the purpose of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders. During the time between market close on September 26, 2014 and the Liquidation Date, because the Funds’ shares will not be traded on NYSE Arca, there can be no assurance that there will be a market for the purchase or sale of the Funds’ shares.

Mechanics. In connection with the Liquidations, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the Fund’s Liquidation. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than its final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment manager to the Funds, intends to distribute substantially all of a Fund’s net investment income prior to its Liquidation. PIMCO will bear all administrative expenses in connection with the Liquidations.

Other Alternatives. Shareholders of a Fund may sell their shares on NYSE Arca until the market close on September 26, 2014, and may incur customary transaction fees from their broker-dealer. See “Buying and Selling Shares” in the Prospectuses.

U.S. Federal Income Tax Matters. Although the Liquidations are not expected to be a taxable event for the Funds, for taxable shareholders, the automatic redemption of Fund shares on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily sell his or her shares on NYSE Arca until the market close on September 26, 2014 to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectuses. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Trust at 1.888.400.4ETF (1.888.400.4383).

Investors Should Retain This Supplement For Future Reference

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